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                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007

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
                                                               AMOUNT OF    % OF
                                      OFFERING     TOTAL         SHARES    OFFERING   % OF FUNDS
   SECURITY     PURCHASE/    SIZE OF  PRICE OF   AMOUNT OF     PURCHASED  PURCHASED     TOTAL                  PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING      BY FUND    BY FUND     ASSETS      BROKERS       FROM
--------------  ----------  --------  --------  ------------  ----------  ---------  ----------  -----------  -----------
                                                                                                     UBS
                                                                                                  Investment
 Massachusetts                                                                                      Bank,
  St. Housing    06/07/07       --     $100.22  $64,925,000   2,500,000     3.85%       0.24%     JPMorgan,   UBS Warburg
 Finance 5.00%                                                                                      Lehman
due 12/01/2037                                                                                    Brothers,
                                                                                                     A.G.
                                                                                                  Edwards &
                                                                                                 Sons, Inc.,
                                                                                                   Banc of
                                                                                                   America
                                                                                                  Securities
                                                                                                  LLC, Bear,
                                                                                                  Stearns &
                                                                                                  Co. Inc.,
                                                                                                  Citigroup,
                                                                                                    First
                                                                                                    Albany
                                                                                                   Capital,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                  Co., Loop
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                     LLC,
                                                                                                   Merrill
                                                                                                   Lynch &
                                                                                                 Co., Morgan
                                                                                                   Stanley,
                                                                                                    Piper
                                                                                                  Jaffray &
                                                                                                   Co. and
                                                                                                   Raymond
                                                                                                   James &
                                                                                                 Associates,
                                                                                                     Inc.

  California
    Housing      06/29/07       --     $100.00  $350,000,000  10,000,000     2.86%       0.95%      Merril      Merrill
                                                                                                   Lynch &       Lynch
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
Fin Agency
4.95% due
08/01/2023                                                                                        Co., Bear,
                                                                                                  Stearns &
                                                                                                  Co. Inc.,
                                                                                                    Citi,
                                                                                                   Goldman,
                                                                                                   Sachs &
                                                                                                  Co., A.G.
                                                                                                  Edwards &
                                                                                                  Sons, Inc.
                                                                                                  and Morgan
                                                                                                   Stanley
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